Exhibit 99.1

Brex Commercial Charge Card Master Trust

Series 2021-1 Asset-Backed Notes

Sample Accounts Agreed-Upon Procedures

Report To:

Brex Inc.

Brex ABS LLC

15 March 2021

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Brex Inc.

Brex ABS LLC

110 South Park Street

San Francisco, California 94107

Re:	Brex Commercial Charge Card Master Trust (the “Issuing Entity”)

Series 2021-1 Asset-Backed Notes (the “Notes”)

Sample Accounts Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Brex Inc. (the “Sponsor”), Brex ABS LLC (the “Transferor”), Barclays Capital Inc. (“Barclays”) and Credit Suisse Securities (USA) LLC (“Credit Suisse,” together with the Sponsor, Transferor and Barclays, the “Specified Parties”), solely to assist the Specified Parties in evaluating the accuracy of certain information relating to a pool of corporate charge card accounts (the “Accounts” or “Issuing Entity Portfolio”) relating to the Issuing Entity’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Transferor, provided us with:

a.	Electronic data files:
i.

Labeled “Final_Statistical_Pool Tape_2.15.2021.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Sponsor, on behalf of the Transferor, indicated contains information relating to the Accounts as of 15 February 2021 (the “Initial Cut-Off Date”) and

ii.

Labeled “Final_Statistical_Pool Tape_2.15.2021.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File,” together with the Preliminary Data File, the “Provided Data Files”), that the Sponsor, on behalf of the Transferor, indicated contains information relating to the Accounts as of the Initial Cut-Off Date,

b.	Certain servicing system extraction files:
i.

Labeled “EY_Sample_Account_Tape_from_Brexs_System_2021-03-09T0110.xlsx” and the corresponding record layout and decode information, as applicable (the “System Extraction File”), that the Sponsor, on behalf of the Transferor, indicated contains information relating to the Sample Accounts (as defined in Attachment A) and

ii.

Labeled “Brex_Sample_Accounts_Terms_of_Service.xlsx” and the corresponding record layout and decode information, as applicable (the “Terms of Service Indicator File,” together with the System Extraction File, the “Sources”), that the Sponsor, on behalf of the Transferor, indicated contains information relating to the Sample Accounts,

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Provided Data Files, which is shown on Exhibit 1 to Attachment A, and
d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or observing certain information that is further described in Attachment A. The Transferor is responsible for the Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor, on behalf of the Transferor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Accounts, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Transferor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Accounts conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Accounts,
iii.	Whether the originator(s) of the Accounts complied with federal, state or local laws or regulations or
iv.

Any other factor or characteristic of the Accounts that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

15 March 2021

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Transferor, we randomly selected a sample of 150 Accounts from the Preliminary Data File (the “Sample Accounts”). For the purpose of this procedure, the Sponsor, on behalf of the Transferor, did not inform us as to the basis for how they determined the number of Sample Accounts or the methodology they instructed us to use to select the Sample Accounts from the Preliminary Data File.

2.

For each Sample Account, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on the System Extraction File, subject to the instruction provided by the Sponsor, on behalf of the Transferor, described in the note to Exhibit 1 to Attachment A. All such compared information was in agreement.

3.	For each Sample Account, we observed that the acceptance of terms and conditions value, as shown on the Terms of Service Indicator File as “Customer Tos Submit Time Has Info (Yes / No),” is “Yes.”

4.

Subsequent to the completion of the procedures described above, the Sponsor, on behalf of the Transferor, informed us that the state information, as shown on the Preliminary Data File, is as of the date that the Sponsor created the Preliminary Data File (the “Current State Date”) instead of the Initial Cut-Off Date. The Sponsor, on behalf of the Transferor, indicated that certain Accounts had updated state information due to the passage of time between the Initial Cut-Off Date and Current State Date. The Sponsor, on behalf of the Transferor, indicated the state information, as shown on the Data File, is as of the Initial Cut-Off Date. We performed no procedures to determine the accuracy, completeness or reasonableness of the information provided by the Sponsor, on behalf of the Transferor, described in this Item.

For each corporate charge card account on the Preliminary Data File and Data File, we compared the account number (each, an “Account Number”), as shown on the Preliminary Data File, to the corresponding Account Number, as shown on the Data File, and noted that:

a.	All of the Accounts (including the Sample Accounts) were included on both the Preliminary Data File and Data File and
b.	No other corporate charge card accounts were included on the Preliminary Data File or Data File.

5.

For each Sample Account, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information on the Data File. All such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics

Sample Characteristic	Preliminary Data File Field Name	Note(s)

Account Number	Customer ID	i.

State	State

Account open date	Activation Date

Credit limit	Credit Limit

Cash balance tied to the limit	Underwriting Cash Balance

Delinquency status (days past due)	Days Past Due

Industry	Industry

Identifier of 30D or 60D	Receivable Type

Account name	Legal Name

BK flag	Has Filed for Bankruptcy (Yes / No)

Notes:

i.	For identification purposes only.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instruction provided by the Sponsor, on behalf of the Transferor, described in the note above.